Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	567,308
Total Transaction Valuation	4,107,949,860
Total Offset Amount	0
Net Fee	$ 567,308